Z-SEVEN
SECOND QUARTER REPORT
Period Ended
JUNE 30, 1998

1.   Accounting Procedures:
     Reliability & Conservatism

2.   Consistency of Operating
     Earnings Growth

3.   Strength of Internal
     Earnings Growth

4.   Balance Sheet:
     Working Capital

5.   Balance Sheet:
     Corporate Liquidity

6.   Recognition:
     Owner Diversification

7.   Value: P/E Under 10

LETTER TO OUR SHAREHOLDERS

Dear Fellow Shareholder:

We would like to express our appreciation for the confidence you have shown in our investment philosophy. We are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

1998 FIRST-HALF INVESTMENT RESULTS

As 1998 reached its mid-year point, our investments have provided positive returns. Small-cap shares here at home, and also in the U.K., had a particularly difficult month of June, causing us to give up part of our 1998 gains. The second quarter, with a 3% set back in the investment portfolio, followed a strong first quarter. Over the first six months, the investment portfolio advanced 12%.

FIRST-HALF NET ASSET VALUE

Our net asset value rose 11% in the first half, from $7.55 to $8.38. During the second quarter, net asset value slipped 3% from $8.63 to $8.38. This small dip in the second quarter follows a period when our net asset value had advanced four out of five quarters, and twelve out of fourteen quarters.

GOOD NEWS

The good news is a new format for our "Good News" and "Mistakes and Disappointments" sections. The information is presented in a table that we hope will make the report more interesting and easier for you to read. Please let us know how you like the change.

Many of the seventeen "Good News" stocks are among our larger holdings. Seven of them belong in our top twelve holdings ("Golden Dozen"). The seven "Mistakes and Disappointments" are less significant within the portfolio, since most of them are smaller positions.

       3 & 4


GOOD NEWS: Investments with year-to-date stock price increases of 20% or more:

COMPANY                                    PRICE      "GOOD NEWS" COMMENTS
(IN ORDER OF POSITION SIZE)                INCREASE
-----------------------------------------  ---------  -----------------------------------------------------

Rathbone Brothers Plc                            51%  Largest holding.  Reported eighteenth year of con-
 British investment manager                           secutive growth with 36% pre-tax profit increase.

NCI Building Systems, Inc.                       63%  Second-largest position.  Acquired highly profitable
 Manufacturer of metal building and                   Metal Building Components, Inc.  Merger creates
 framing systems                                      additional earnings-growth potential.

Technitrol, Inc.                                 33%  Fourth-largest investment.  Announced operating
 Manufacturer of electronic components                pre-tax profits up 27% in first half of 1998.
 and metallurgical parts and materials

Border Television Plc                            24%  One of our largest holdings.  U.K. small-cap shares
 British television and radio broadcaster             recovered from depressed prices in early 1998.

Day Runner, Inc.                                 24%  Best performer in 1997.  Another of our largest
 Developer and manufacturer of paper-                 holdings.  Company repurchased its shares last year.
 based organizers and related products                New line of personal organizers is performing well.

Dudley Jenkins Group Plc                         71%  Largest gainer year-to-date.  A new company in our
 Supplier of mailing lists, database                  "Golden Dozen" (largest twelve holdings).  Finished
 services, and envelopes                              fiscal 1998 strong with earnings up 45%.

Cybex Computer Products Corporation              41%  Another "Golden Dozen" newcomer.  Earnings up
 Develops products for computer industry              57% in first quarter of fiscal 1999.

Lindt & Sprungli AG                              53%  In 1998, company acquired U.S. Ghirardelli
 Swiss premium chocolates maker                       Chocolate Company.

L'Oreal                                          43%  Acquired Soft Sheen Products, Inc., a U.S. hair care
 French cosmetics company                             company with sales close to $80 million.

American Homestar Corporation                    45%  Growth strategy continued to produce very strong
 Vertically integrated manufactured                   results for fiscal 1998 with earnings up 30% before
 housing company                                      exceptional charges.

Autopistas C.E. SA                               22%  Reported continued profit growth in 1997.  Lower
 Spanish constructor and operator of toll             Spanish interest rates helping equity market.
 highways

Seton Scholl Healthcare Plc                      44%  Fiscal 1998 pre-tax profit before exceptional items
 British healthcare products manufacturer             rose 21%.  Stronger foot aid presence since merger
                                                      with Scholl.

Carlsberg AS                                     36%  First-half profit before taxes soared 38%.
 Danish brewery

Wolverine Tube, Inc.                             23%  Improved demand for products resulted in 16%
 Maker of industrial tube products                    earnings growth in second quarter of 1998.

Weetabix Ltd.                                    23%  Despite competitive markets and adverse currency
 British breakfast cereal company                     effects, 1997 earnings were up 24%.

Abbeycrest Plc                                   40%  Continued profit improvement.  Company benefited
 British jewelry manufacturer                         from rebound in U.K. small caps.

Westfair Foods Ltd.                              28%  1997 pre-tax profits up 26%.  Recently following
 Canadian grocery retail chain                        trend of Canadian preferred shares.

       5 & 6


MISTAKES AND DISAPPOINTMENTS: Investments with year-to-date stock price decreases of 20% or more:

COMPANY                                      PRICE      "MISTAKES AND DISAPPOINTMENTS" COMMENTS
(IN ORDER OF POSITION SIZE)                  DECREASE
-------------------------------------------  ---------  -----------------------------------------------------

Seattle FilmWorks, Inc.                            31%  Strong new business has not yet caught up with
 Provider of photofinishing services                    business lost late in fiscal 1997.

Northern Technologies Int'l Corporation            22%  Recent earnings flat.  New packaging technology
 Maker of corrosion-inhibiting plastic wrap             offers potential for future earnings growth.

Smart Modular Technologies, Inc.                   36%  Company announced inventory glut pressuring cur-
 Manufacturer of computer memory cards                  rent earnings.  It expects better long-term results.

Lone Star Steakhouse & Saloon, Inc.                21%  Training expenses and problems maintaining sales
 Operator of steakhouse restaurants                     are pressuring earnings.  Balance sheet still strong.

Portmeirion Potteries (Holdings) Plc               23%  Revised near-term outlook downward. We hope for
 British manufacturer of pottery products               future earnings improvement under new management.

Fila Holding S.p.A.                                25%  Weakness in U.S. footwear sales.  Growth in Euro-
 Designer of footwear and sportswear                    pean apparel business a positive.

Del Laboratories                                   28%  Company's restated 1997 earnings caused us to sell
 Maker of nail and beauty care products                 most shares in first half.  Remainder was sold in July.

OUTLOOK

For the first time in a decade, we entered the year with most of our assets invested in North America. U.S. small caps are going through a correction, offering new buying opportunities for us.

The outlook for the U.S. stock market depends significantly on the future direction of the Federal Reserve's monetary policy. New highs by the Dow since April have not been confirmed by the broad market. These conditions alone did not warrant total liquidation of U.S. holdings which no longer meet all our criteria. However, based upon poor broad market behavior, we have been taking some risk reduction measures in these stocks.

If the Fed raises the discount rate and broad market conditions continue to be negative, we would begin to liquidate domestic holdings which no longer meet all of our buy criteria. This would prepare us for a bear market which may begin as early as second half 1998. Many of our current U.S. holdings still meet all of our buy criteria. These excellent investments will be held, regardless of external market-related factors, for their superior, low-risk, long-term potential. Hopefully higher interest rates won't assert themselves here in the U.S. for some time yet. Should the current market decline accelerate and an oversold climax occur, a stronger broad market could result. Under these conditions, we would take advantage of bargain prices and selectively add to existing investments.

The U.K. stock market recently made new highs which the broad market did not confirm. The interest rate increase in June and the strength of the sterling are pressuring earnings and stock-price performance of smaller British companies. As a result of the current market conditions, we resumed selling U.K. companies that no longer meet all of our criteria.

Regardless of the short-term direction of markets, we remain confident that most of our investments have the potential to generate substantial long-term profits. This outlook is based upon the demonstrated ability of these companies' managements to achieve consistent earnings growth. The combination of earnings growth and outstanding value among our investments causes us to look to the long-term future with enthusiasm.


Sincerely,



Barry Ziskin          July 30, 1998


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at June 30, 1998    (Unaudited)

-----------------------------------------------------------
Common Stocks (a)                       Shares     Value
-----------------------------------------------------------

APPAREL & ACCESSORIES - 0.5%
 Abbeycrest Plc                          10,000  $   26,680
 Fila Holding S.p.A. ADS (b) (c)          6,200      93,000
                                                 ----------
                                                    119,680
                                                 ----------
AUTOMOTIVE & TRANSPORTATION - 7.8%
 Autopistas C.E. SA                      22,040     341,135
 Linamar Corporation                     18,000     321,642
 Motorcar Parts and Accessories, Inc.    35,000     516,250
 Strattec Security Corporation           17,500     527,188
                                                 ----------
                                                  1,706,215
                                                 ----------
BUILDING & MATERIALS - 7.7%
 American Homestar Corporation           17,750     424,900
 NCI Building Systems, Inc.              18,200   1,051,050
 Wolverine Tube, Inc. (c)                 5,900     224,200
                                                 ----------
                                                  1,700,150
                                                 ----------
BUSINESS SERVICES & SUPPLIES - 6.0%
 Day Runner, Inc.                        27,800     700,226
 Dudley Jenkins Group Plc                80,400     609,914
                                                 ----------
                                                  1,310,140
                                                 ----------
COMMUNICATION - 7.9%
 AVT Corporation (d)                     30,700     706,100
 Communications Systems, Inc. (c)        30,700     491,200
 Vertex Communications
     Corporation                         22,500     528,750
                                                 ----------
                                                  1,726,050
                                                 ----------
COMPUTER & RELATED - 11.5%
 Cybex Computer Products
     Corporation (c)                     24,900     572,700
 Hummingbird Communications Ltd.         16,200     433,350
 Insight Enterprises, Inc.               14,150     566,000
 Intel Corporation (c)                    2,200     163,075
 Rainbow Technologies, Inc.              23,200     475,600
 Smart Modular Technologies, Inc.        20,800     304,200
                                                 ----------
                                                  2,514,925
                                                 ----------
ELECTRICAL & ELECTRONICS - 5.7%
 Benchmark Electronics, Inc. (c)         20,600     412,000
 TT Group Plc                            61,900     304,981
 Valley Forge Corporation (c)            36,100     541,500
                                                 ----------
                                                  1,258,481
                                                 ----------
FINANCIAL SERVICES - 9.1%
 Jardine Lloyd Thompson Group Plc       269,100     798,689
 Rathbone Brothers Plc                  118,500   1,195,310
                                                 ----------
                                                  1,993,999
                                                 ----------


------------------------------------------------------
Common Stocks (a)                   Shares     Value
------------------------------------------------------

FOOD & BEVERAGE - 5.0%
 Carlsberg AS                         4,100    297,763
 Lindt & Sprungli AG                    191    491,387
 Lone Star Steakhouse
     & Saloon, Inc. (c)              13,000    179,569
 Weetabix Ltd.                        2,050    126,456
                                             ---------
                                             1,095,175
                                             ---------
HEALTH & PERSONAL CARE - 9.0%
 Astra AB                            19,386    385,937
 Del Laboratories, Inc.               2,200     47,850
 L'Oreal                                799    443,332
 Nature's Sunshine Products, Inc.    25,500    575,357
 Novartis AG                            320    531,438
                                             ----------
                                             1,983,914
                                             ---------
LEISURE & MEDIA - 8.7%
 Anchor Gaming                        9,400    729,675
 Border Television Plc              129,500    713,545
 Seattle FilmWorks, Inc.             61,400    473,947
                                             ----------
                                             1,917,167
                                             ---------

MEDICAL SERVICES & SUPPLIES - 4.0%
 National Dentex Corporation         23,000    540,500
 Seton Scholl Healthcare Plc (e)     26,300    329,960
                                             ----------
                                               870,460
                                             ---------
MULTI-INDUSTRY - 8.1%
 Kaydon Corporation (c)              13,000    459,069
 Technitrol, Inc.                    19,800    790,772
 Tomkins Plc                         95,166    516,847
                                             ----------
                                             1,766,688
                                             ---------
PLASTICS - 2.6%
 Northern Technologies
     International Corporation       46,900    345,887
 Polypipe Plc                        88,200    213,973
                                             ----------
                                               559,860
                                             ---------
RETAIL - 2.5%
 Grow Biz International, Inc.        41,900    544,700
 Westfair Foods Ltd.                    360     12,522
                                             ----------
                                               557,222
                                             ---------

MISCELLANEOUS - 3.2%                 73,700    709,562
                                             ---------


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at June 30, 1998    (Unaudited)      Continued

-------------------------------------------------------
                                               Value
-------------------------------------------------------

TOTAL COMMON STOCKS - 99.3%
     (Cost $18,432,622)                     $21,789,688
-------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
     LESS LIABILITIES - 0.7%                    155,011
-------------------------------------------------------
NET ASSETS - 100.0%
     (Equivalent to $8.38 per share based
     on 2,619,536 shares of capital stock
     outstanding)                           $21,944,699
=======================================================

(a) Percentages indicated are based on net assets of $21,944,699.
(b) American Depository Shares.
(c) Pledged as collateral for line of credit.
(d) Formerly, Applied Voice Technology, Inc.
(e) Formerly, Seton Healthcare Group Plc.


       COMMON STOCKS BY COUNTRY
-------------------------------------
Percent   Country            Value
-------------------------------------

   62.4%  United States   $13,594,802
   22.6%  United Kingdom    4,936,380
    4.7%  Switzerland       1,022,825
    3.5%  Canada              767,514
    2.0%  France              443,332
    1.8%  Sweden              385,937
    1.6%  Spain               341,135
    1.4%  Denmark             297,763
-------------------------------------
  100.0%                  $21,789,688
=====================================


Z-Seven Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
at June 30, 1998      (Unaudited)

ASSETS
Investments in securities, at value
 (identified cost $18,432,622)            $21,789,688
Cash                                           34,623
Receivables
 Dividends and interest                        52,861
 Securities sold                              123,303
 Due from investment advisor                   18,116
 Other                                         10,000
Other assets                                   43,953
                                          ------------
Total assets                               22,072,544
                                          ------------
LIABILITIES
Payables
 Securities purchased                          77,112
 Other                                         50,733
                                          ------------
Total liabilities                             127,845
                                          ------------
NET ASSETS                                $21,944,699
                                          ============
NET ASSETS REPRESENTED BY
Capital stock, $1.00 par value:
 7,700,000 shares authorized,
 3,268,858 shares issued                  $ 3,268,858
Additional paid-in capital                 20,458,478
Treasury stock, 649,322 shares, at cost    (5,540,989)
                                          ------------
                                           18,186,347
Net realized loss on investments
 and currency transactions                    (79,694)
Net unrealized appreciation on
 investments and currency translations      3,449,648
Undistributed net investment income           388,398
                                          ------------

NET ASSETS (EQUIVALENT TO $8.38 PER
 SHARE BASED ON 2,619,536 SHARES
 OF CAPITAL STOCK OUTSTANDING)            $21,944,699
                                          ============

See accompanying notes to financial statements


Z-Seven Fund, Inc.
STATEMENT OF OPERATIONS
Period Ended June 30, 1998    (Unaudited)

INVESTMENT INCOME
Dividends, net of nonreclaimable
 foreign taxes of $19,111          $  128,899
Interest                               26,242
                                   -----------
Total investment income               155,141
                                   -----------
EXPENSES
Investment advisory base fee          137,847
Performance penalty                  (208,492)
Compensation and benefits              61,587
Transfer agent fees                    11,076
Professional fees                      32,893
Officer indemnity                      87,662
Custodian fees                         18,500
Printing and postage                   13,298
Office and miscellaneous               21,420
Insurance expense                       1,120
Directors' fees and expenses            5,201
Dues and filing fees                    8,069
Shareholder relations and
 communications                         4,904
Interest expense                        4,362
Rent expense                            5,127
                                   -----------
Total expenses                        204,574
Less: expenses paid indirectly         (4,200)
                                   -----------
Net expenses                          200,374
                                   -----------
Net investment loss                   (45,233)
                                   -----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
Net realized gain on investments
 and currency transactions            150,344
Change in unrealized appreciation
 of investments and currency
 translations for the period        2,105,251
                                   -----------
Net gain on investments             2,255,595
                                   -----------
Net increase in net assets
 resulting from operations         $2,210,362
                                   ===========

See accompanying notes to financial statements


Z-Seven Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS
Period Ended June 30, 1998    (Unaudited)
and Year Ended December 31, 1997

                                  1998          1997
                              ------------  ------------

NET ASSETS,
BEGINNING OF PERIOD           $20,161,112   $22,841,484
                              ------------  ------------
OPERATIONS
Net investment
 income (loss)                    (45,233)      273,005
Net realized gain on
 investments and
 currency transactions            150,344     3,694,931
Change in unrealized
 appreciation (depreciation)
 of investments and
 currency translations          2,105,251    (1,941,475)
                              ------------  ------------
Net increase in net assets
 from operations                2,210,362     2,026,461
                              ------------  ------------
DIVIDENDS AND DISTRIBUTIONS
From net investment
 income                                 0      (131,265)
From net realized gain
 on investments and
 currency transactions                  0    (3,692,101)
                              ------------  ------------
Decrease in net assets
 from dividends and
 distributions                          0    (3,823,366)
                              ------------  ------------
SHARE TRANSACTIONS
Treasury stock purchases         (426,775)   (1,007,031)
Reinvested dividends
 and distributions                      0       123,564
                              ------------  ------------
Decrease in net assets
 from share transactions         (426,775)     (883,467)
                              ------------  ------------
NET INCREASE (DECREASE)
 IN NET ASSETS                  1,783,587    (2,680,372)
                              ------------  ------------
NET ASSETS,
 END OF PERIOD                $21,944,699   $20,161,112
                              ============  ============

See accompanying notes to financial statements

Z-Seven Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998    (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Z-Seven Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.

On December 8, 1997, the Board of Directors declared a two-for-one stock split, effected in the form of a stock dividend, to shareholders of record on December 19, 1997, and payable December 30, 1997. All share and per share data have been adjusted to reflect the stock split. In order to maintain a $1.00 par value, the Fund has reclassified $1,634,429 from additional paid-in-capital to capital stock.

The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

SECURITY VALUATION - Securities traded on national securities exchanges, except the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter. Securities traded on the London Stock Exchange are valued at the mid-close price. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors. Temporary investments in short-term money market securities are valued at market. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

Investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Due to the differing treatment for tax purposes of certain income and capital gain items, as of December 31, 1997, the Fund has reclassified as paid in capital, $173,137 from undistributed net investment income and $2,075,245 from accumulated capital gains.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and

(ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Dividends are shown net of foreign exchange gains or losses which represent currency gains or losses realized between the ex-dividend and payment dates on dividends.

FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, the Fund enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains on investments and currency transactions in the Statement of Operations.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 2 - TREASURY STOCK TRANSACTIONS

From January 1, 1997, through June 30, 1998, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:


Year  Number of Shares     Cost
----  ----------------  ----------

1998            51,000  $  426,775
1997           106,400   1,007,031

In 1996, the Fund established a distribution reinvestment plan to allow shareholders to reinvest their distributions in shares of the Fund. If the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. If the Fund is selling at a discount, distributions will be reinvested at market price. On December 30, 1997, 15,302 shares of the Fund were distributed to plan participants at $8.075 per share (95% of the market price). This distribution increased the Fund's total net assets by $123,564.

In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Agape has requested that the Fund repurchase these shares as an alternative to registration. The Fund agreed, subject to regulatory approval, to repurchase the Agape shares over an 18-month period, at a price of one-half of one percent below the net asset value at the time of each repurchase, provided that the Fund's shares are trading at or above net asset value. On July 31, 1997, the Fund filed an application with the Securities and Exchange Commission seeking the necessary regulatory approval.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term money market securities) during the period ended June 30, 1998, were:


           Common Stocks   Treasury Bills
           --------------  ---------------

Purchases  $    5,073,217  $     3,478,837
Sales      $    5,103,114  $     3,493,447

NOTE 4 - FOREIGN CURRENCY CONTRACTS

At  June  30,  1998,  the Fund had contracts, maturing on August 26, 1998, and
November 24, 1998, to sell $8 million in foreign currency (4 million Swiss francs, 3 million British pounds, and 1 million Canadian dollars). These contracts were marked-to-market on June 30, 1998, resulting in a net unrealized gain of $92,582. This unrealized gain is included as a component of receivables from securities sold, in the Statement of Assets and Liabilities.

NOTE 5 - INVESTMENT ADVISORY FEES AND PERFORMANCE BONUS/PENALTIES

TOP Fund Management is the Fund's investment advisor (the "Advisor"). Under an agreement between the Fund and the Advisor, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Advisor. The agreement provides for base management fees equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the period ended June 30, 1998, the base management fees aggregated $137,847.

In addition to the base management fees, the Advisor will receive a bonus for extraordinary performance or pay a penalty for underperformance. The bonus/penalty performance arrangement uses the S&P Index of 500 Composite Stocks ("S&P 500 Index") as a measure of performance against which the performance of the Advisor will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base management fees. Furthermore, the bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by more than 10%. For the period ended June 30, 1998, the performance penalty aggregated $208,492.

The agreement also provides that if the Fund's expenses on an annual basis (including the base management fees, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Advisor shall reimburse the Fund for any such excess up to the aggregate amount of the basic advisory fee. For the year ended December 31, 1997, an expense reimbursement was not required.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

On September 15, 1997, the Board of Directors declared a distribution of 17.57 cents per share of short-term capital gains and 66.43 cents per share of long-term capital gains, for a total distribution of 84 cents per share. These amounts represented undistributed short-term and long-term capital gains for 1996. Additionally, on December 8, 1997, the Board of Directors declared a distribution of 58.72 cents per share which represented estimated net investment income (4.9 cents) and short-term capital gains (53.82 cents) for 1997. These distributions were paid on December 30, 1997, to shareholders of record on December 19, 1997. The Fund intends to distribute the balance of short-term capital gains and net investment income for 1997 on or before December 31, 1998.

NOTE 7 - FEDERAL INCOME TAX INFORMATION

For federal income tax purposes, in 1997, the Fund realized net capital gains of $3,459,066 and investment company taxable income of $2,020,104. The Board of Directors elected to retain 1997 capital gains and provided federal income taxes of $1,210,684 on these retained gains.

NOTE 8 - RELATED PARTIES

Directors of the Fund who are not officers or otherwise affiliated with the Advisor are paid $500 per meeting plus out-of-pocket expenses.

On December 31, 1997, the Fund received a contribution of 23,600 shares of Z-Seven Fund stock from Ziskin Asset Management, an affiliate of the Fund. The shares are included in the Treasury Stock balance as of June 30, 1998.

At  June  30,  1998,  Barry Ziskin, an officer and director of the Fund, owned
601,992  shares  of  the  Fund's  capital  stock.    He is also an officer and
director of the Advisor.

In March 1998, the Board of Directors granted the request from Barry Ziskin, an officer and director of the Fund, to indemnify certain costs incurred in the defense of a legal action relating to the management of the Fund. The total amount of the indemnity equaled $87,662 (3.3 cents per share) and is included in the Statement of Operations.

NOTE 9 - LINE OF CREDIT

The Fund has a line of credit with its custodian bank which is secured by certain investment securities with an aggregate market value of $3,136,313 at June 30, 1998. Borrowings against the line are charged interest at a rate of prime plus 1/2%. The maximum amount outstanding against the line during the six months ended June 30, 1998, was $500,000. The line of credit expires September 18, 1998.

The purpose of the line is to enable the Advisor flexibility in selling shares of portfolio investments at such time and price as is consistent with the investment discipline employed and is in the best interest of the shareholders. If the full amount of the line of credit were utilized, it would represent less than 10% of the net assets of the Fund at June 30, 1998.

NOTE 10 - EXPENSES PAID INDIRECTLY

Through an arrangement with Standard & Poor's Securities ("S&P"), commissions paid to S&P earn soft dollar credits. The Advisor may direct S&P to use the credits to pay certain Fund expenses. For the period ended June 30, 1998, the Advisor applied $4,200 of these soft dollar credits towards the payment of office and miscellaneous expenses of the Fund.

GENERAL INFORMATION

THE FUND

Z-Seven Fund, Inc. is a nondiversified, closed-end management investment company whose shares trade on the Nasdaq National Market System and on the Pacific Exchange. Its investment objective is long-term capital appreciation through investments in quality growth companies whose shares are undervalued.

SHARE REPURCHASES

Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market.


Z-Seven Fund, Inc.
FINANCIAL HIGHLIGHTS
The following represents selected data for a share outstanding throughout the periods. All share and per share data has been adjusted to reflect the two-for-one stock split in December 1997.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       June 30,
For the periods ended                                                                    1998                   1997
                                                                                     (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                                 $      7.55          $          8.20
                                                                                     ------------         ----------------
Net investment income (loss)                                                                (.01)                     .11
Net realized and unrealized gains (losses) on investments
   and currency transactions before income taxes                                             .84                     1.05
                                                                                        ------------         ----------------
Total increase (decrease) from investment operations                                         .83                     1.16
Distributions to shareholders from net investment income                                     -0-                     (.05)
Distributions to shareholders from net capital gains                                         -0-                    (1.38)
Income taxes on capital gains paid on behalf of shareholders                                 -0-                     (.45)
Capital contribution                                                                         -0-                      .07
Net increase (decrease) in net asset value                                                   .83                     (.65)
Net asset value, end of period                                                       $      8.38          $          7.55
                                                                                     ============         ================
Per share market value, end of period                                                $      8.25          $         11.00
Total investment return (a)                                                              (25.00%)    (b)           34.04%
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before performance bonus/penalty to average net assets (c)               3.75%     (d)            3.03%
Ratio of total expenses to average net assets (c)                                          1.86%     (d)             .99%
Ratio of net investment income (loss) to average net assets (c)                            (.45%)    (d)            1.10%
Portfolio turnover rate                                                                    24.3%     (b)           111.3%
Average commission rate paid                                                         $     .0888          $         .0477
--------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period (in 000's)                                   2,620                    2,671
Net assets, end of period (in 000's)                                                      21,945                   20,161
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                       December 31,
For the periods ended                                                               1996                  1995

---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                           $         8.74          $     8.32
                                                                               ---------------         -----------
Net investment income (loss)                                                             (.06)                .06
Net realized and unrealized gains (losses) on investments
   and currency transactions before income taxes                                         1.01                1.88
                                                                               ---------------         -----------
Total increase (decrease) from investment operations                                      .95                1.94
Distributions to shareholders from net investment income                                 (.03)               (.44)
Distributions to shareholders from net capital gains                                    (1.46)              (1.08)
Income taxes on capital gains paid on behalf of shareholders                              -0-                 -0-
Capital contribution                                                                      -0-                 -0-
                                                                               ---------------         -----------
Net increase (decrease) in net asset value                                               (.54)                .42
                                                                               ---------------         -----------
Net asset value, end of period                                                 $         8.20          $     8.74
                                                                               ===============         ===========
Per share market value, end of period                                          $        10.25          $    11.13
Total investment return (a)                                                             8.93%              58.34%
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before performance bonus/penalty to average net assets (c)            3.23%               2.87%
Ratio of total expenses to average net assets (c)                                       2.98%               2.00%
Ratio of net investment income (loss) to average net assets (c)                         (.60%)               .89%
Portfolio turnover rate                                                                 66.4%               36.1%
Average commission rate paid                                                   $        .0361          $    .0392
---------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period (in 000's)                                2,785               2,771
Net assets, end of period (in 000's)                                                   22,841              24,220
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------

For the periods ended                                                             1994             1993

--------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                           $  8.50          $  7.56
                                                                               --------         --------
Net investment income (loss)                                                      (.08)             .06
Net realized and unrealized gains (losses) on investments
   and currency transactions before income taxes                                  (.07)            1.11
                                                                               --------         --------
Total increase (decrease) from investment operations                              (.15)            1.17
Distributions to shareholders from net investment income                           -0-              -0-
Distributions to shareholders from net capital gains                               -0-              -0-
Income taxes on capital gains paid on behalf of shareholders                      (.03)            (.23)
Capital contribution                                                               -0-              -0-
                                                                               --------         --------
Net increase (decrease) in net asset value                                        (.18)             .94
                                                                               --------         --------
Net asset value, end of period                                                 $  8.32          $  8.50
                                                                               ========         ========
Per share market value, end of period                                          $  8.25          $  9.13
Total investment return (a)                                                     (9.30%)          10.17%
--------------------------------------------------------------------------------------------------------------
Ratio of expenses before performance bonus/penalty to average net assets (c)     2.74%            2.86%
Ratio of total expenses to average net assets (c)                                2.99%            2.13%
Ratio of net investment income (loss) to average net assets (c)                  (.78%)            .74%
Portfolio turnover rate                                                          17.5%            42.1%
Average commission rate paid
--------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period (in 000's)                         3,032            3,188
Net assets, end of period (in 000's)                                            25,241           27,097
--------------------------------------------------------------------------------------------------------------

(a) Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.
(b) Not annualized.
(c) Ratio reflects expenses gross of amounts paid indirectly for the periods ended December 31, 1995 through
    June 30, 1998.
(d) Annualized.

BOARD OF DIRECTORS
Barry Ziskin
Thomas W. Lee
Dr. Jeffrey Shuster
Rochelle Ziskin

INVESTMENT ADVISOR
TOP Fund Management, Inc.

OFFICERS
Barry Ziskin
President

Laurie S. Doane
Secretary and Treasurer

CUSTODIAN
Chase Manhattan Bank

TRANSFER AGENT
ChaseMellon Shareholder Services

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

GENERAL COUNSEL
Kilpatrick Stockton LLP

STOCK LISTINGS
NASDAQ
Symbol: ZSEV
Pacific Exchange
Symbol: ZSE

CORPORATE OFFICE
1819 South Dobson Road
Suite 109
Mesa, AZ 85202
(602) 897-6214
Fax (602) 345-9227